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                                                                Exhibit 10(h)(3)

                                 THIRD AMENDMENT
                                       TO
                             OGLEBAY NORTON COMPANY
                  SUPPLEMENTAL SAVINGS AND STOCK OWNERSHIP PLAN


       WHEREAS, the Oglebay Norton Company Supplemental Savings and Stock Ownership Plan, established effective January 1, 1985, for the purpose of providing benefits to certain salaried employees, is presently maintained under an amended and restated document executed on June 14, 1989, as amended on two subsequent occasions (the "Plan"); and

       WHEREAS, it is desired further to amend the Plan;

       NOW, THEREFORE, the Plan is hereby amended, effective November 1, 1996, in the respects hereinafter set forth.

              1. Section 1 of Article I of the Plan is hereby amended to provide as follows:

              7. An "Employee" shall mean any Participant in the ISP or in the ESOP, or both, whose benefits under either such Plan are limited by operation of the Code provisions referred to in paragraph (b)(i)(B) or paragraph (b)(ii)(B) of Section 2 of Article II of the Plan.

       2. Paragraph (b)(i)(B) of Section 2 of Article II of the Plan is hereby amended to provide as follows:

       (B) any annual dollar amount limitation set forth in the Code and, accordingly, specified in the ISP limiting Compensation covered by the ISP,

       3. Paragraph (b)(ii)(B) of Section 2 of Article II of the Plan is hereby amended to provide as follows:

       (B) any annual dollar amount limitation set forth in the Code and, accordingly, specified in the ESOP limiting Compensation, as defined in Section 1.8 of the ESOP, covered by the ESOP.

                                      * * *

       Executed at Cleveland, Ohio, this 17th day of December, 1997.

                                          OGLEBAY NORTON COMPANY

                                          By /s/ R. Thomas Green, Jr.
                                            ----------------------------------
                                            Title: Chairman, President and
                                                   Chief Executive Officer


                                          And
                                              ----------------------------------
                                               Title:


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